
<ARTICLE>                5
<MULTIPLIER>             1,000

<PERIOD-TYPE>                                3-MOS
<FISCAL-YEAR-END>                            DEC-31-1995
<PERIOD-END>                                 MAR-31-1995
<CASH>                                               454
<SECURITIES>                                           0
<RECEIVABLES>                                      1,663
<ALLOWANCES>                                         319
<INVENTORY>                                            0
<CURRENT-ASSETS><F1>                                   0
<PP&E>                                           153,559
<DEPRECIATION>                                    36,917
<TOTAL-ASSETS>                                   161,370
<CURRENT-LIABILITIES><F1>                              0
<BONDS>                                          120,829
<COMMON>                                              63
<PREFERRED-MANDATORY>                                  0
<PREFERRED>                                            0
<OTHER-SE>                                        25,330
<TOTAL-LIABILITY-AND-EQUITY>                     161,370
<SALES>                                                0
<TOTAL-REVENUES>                                   6,260
<CGS>                                                  0
<TOTAL-COSTS>                                      5,335
<OTHER-EXPENSES>                                     197
<LOSS-PROVISION>                                       0
<INTEREST-EXPENSE>                                 2,771
<INCOME-PRETAX>                                    1,352
<INCOME-TAX>                                           0
<INCOME-CONTINUING>                                1,352
<DISCONTINUED>                                         0
<EXTRAORDINARY>                                        0
<CHANGES>                                            612
<NET-INCOME>                                       1,965
<EPS-PRIMARY>                                        .31
<EPS-DILUTED>                                        .27

<F1> Mid-Atlantic Realty Trust (MART) is in the specialized real estate
<F1> industry for which the current/noncurrent distinction is deemed in
<F1> practice to have little or no relevance.  Therefore, MART prepares
<F1> unclassified balance sheets which do not report current assets or
<F1> current liabilities.

